Dreyfus Premier
Core Value Fund

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            17   Financial Highlights

                            23   Notes to Financial Statements

                            29   Independent Auditors' Report

                            30   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                Dreyfus Premier Core Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Core Value Fund, covering the 12-month period from January 1, 1999 through December 31, 1999. Inside, you'll find valuable information about how the fund was managed, including a discussion with the fund's portfolio manager, Valerie J. Sill.

The past year has been both highly volatile and rewarding for many investors in U.S. stocks. On December 31, the last trading day of 1999, most major stock market indices hit new highs, including the Dow Jones Industrial Average, the S& P 500 Index of large-cap stocks, the technology-heavy Nasdaq 100 and the Russell 2000 Index of small-capitalization stocks.

These simultaneous highs masked the remarkable narrowness of the stock market's advance in 1999, however. Following the trend established over the past several years, growth-oriented stocks handily outperformed value-oriented stocks. Indeed, until a more broad-based rally in the fourth quarter, stellar performance was generally limited to a handful of highly valued technology and telecommunications companies. In our view, many fundamentally sound companies in other market sectors may be selling at attractive valuations.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier Core Value Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000




DISCUSSION OF FUND PERFORMANCE

Valerie J. Sill, Portfolio Manager

How did Dreyfus Premier Core Value Fund  perform relative to its benchmark?

For the 12-month period ended December 31, 1999, Dreyfus Premier Core Value Fund produced a total return of 17.29% for its Class A shares, 16.37% for its Class B shares, 16.41% for its Class C shares, 17.41% for its Institutional shares and 17.59% for its Class R shares.(1) In comparison, the Standard & Poor's 500((reg.tm) ) Composite Stock Price Index ("S&P 500 Index") produced a total return of 21.03% and the Standard & Poor's 500/BARRA Value Index produced a total return of 12.72% for the same period.(2

For the period from its August 16, 1999 inception through December 31, 1999, the fund's Class T shares produced a total return of 4.10%.(1)

Generally speaking, the growth style of investing outperformed the value style during 1999, and that is the primary reason why the fund underperformed the S&P 500 Index, which contains a high percentage of growth stocks. However, the fund significantly outperformed the S& P 500/BARRA Value Index, a measure of value stocks.

What is the fund's investment approach?

The fund invests primarily in companies that are considered undervalued based on traditional measures such as price-to-earnings ratios. In choosing stocks, we use a "bottom-up" stock selection approach, focusing on individual companies rather than a "top-down" approach that forecasts market trends. We also focus on a company's relative value, financial strength, sales and earnings momentum and likely catalysts that could ignite the stock price.

What other factors influenced performance?

The stock market ended 1999 at record levels, having nearly quadrupled during the decade. To be sure, the overall bull market for stocks was a major influence on our results for the period. However, much
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

of the market's performance was dominated by the growth style of investing, while the value style generally lagged.

Last spring, it appeared as if value investing would dominate in terms of performance. As the global recovery took hold, value stocks, which had been depressed, staged an impressive albeit short-lived rally. The value rally was cut short when inflation fears resurfaced after years on the sidelines, prompting the Federal Reserve Board (the "Fed") to shift towards a policy of higher interest rates. In such an environment, value stocks, such as banks, began to perform poorly as their profit margins were squeezed. And economically cyclical stocks, another value category, began to retreat over concern that the Fed's stance would slow the economy.

Investors turned their attention back to technology companies, particularly Internet-related shares, whose growth was not dependent on the economy's fortunes. Other strong groups included energy, which benefited from soaring oil prices, and stock brokerage firms, which generated enormous trading volume from
the    bull    market.

Our quantitative screening process identified many economically cyclical stocks at the beginning of 1999 that were attractively valued at the time. Examples include: duPont (E.I.) de Nemours, which has benefited from improving chemical prices, and Dow Chemical, which is expected to generate efficiencies after it combines with Union Carbide.

We also have been investing in more typical value industries, such as energy, which was a strong performer during 1999 as oil prices rebounded from $10 to reach $25 per barrel. The portfolio's investment in Mobil benefited from Mobil's merger with Exxon, a combination that is likely to generate tremendous cost savings.

What is the fund's current strategy?

Our current  strategy is to continue to search for value in all  industries
-- including such hot areas of the market as telecommunications and technology, which are normally associated exclusively with growth investing. Two of the fund's strongest performers during 1999 were Sun Microsystems and Nortel Networks, both of which appeared undervalued when they were originally purchased. Sun Microsystems is a company that is helping build the infrastructure of the Internet. Nortel Networks is a leading manufacturer of telecommunications equipment. In addition, we still see Hewlett-Packard as a value stock because it is trading at a low price-earnings multiple compared to other technology companies.

As of the end of the period, we saw significant value in the pharmaceutical sector, where we believe investors overreacted to Congressional debate over the expansion of Medicare to cover prescription drugs. The drug companies continue to introduce an impressive array of new products while generating strong earnings growth.

In short, we believe that the portfolio continues to hold stocks that are undervalued -- and that these companies have catalysts in place that have the potential to unlock strong performance.

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A OR CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. --REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500((reg.tm)) COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE S&P 500/BARRA VALUE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE STANDARD & POOR'S 500((reg.tm)) COMPOSITE PRICE INDEX THAT HAVE LOW PRICE-TO-BOOK RATIOS.

                                                                        The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Core Value Fund Class A shares with the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's 500 Barra Value Index

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER CORE VALUE FUND ON 12/31/89 TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE STANDARD & POOR'S 500 BARRA VALUE INDEX AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500""). ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C, CLASS R, CLASS T AND INSTITUTIONAL SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THIS IS THE FIRST YEAR IN WHICH COMPARATIVE PERFORMANCE IS BEING SHOWN FOR THE STANDARD & POOR'S 500 BARRA VALUE INDEX, WHICH HAS BEEN SELECTED AS THE PRIMARY INDEX FOR COMPARING THE FUND'S PERFORMANCE BASED ON THE FUND'S AND THE INDEX'S VALUE ORIENTATION. THE STANDARD & POOR'S 500 BARRA VALUE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE S&P 500 THAT HAVE LOW PRICE-TO-BOOK RATIOS. THE S&P 500 IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. PERFORMANCE FOR THIS INDEX WILL NOT BE PROVIDED WITH THE NEXT ANNUAL REPORT, BUT IS PROVIDED HEREWITH PURSUANT TO APPLICABLE REGULATIONS.

NEITHER OF THE FOREGOING INDICES TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 12/31/99

                                                           Inception                                                       From
                                                             Date          1 Year          5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (5.75%)                                   2/6/47         10.56%          19.52%         12.18%            --
WITHOUT SALES CHARGE                                        2/6/47         17.29%          20.95%         12.84%            --

CLASS B SHARES
WITH REDEMPTION*                                            1/16/98        12.37%            --             --            11.73%
WITHOUT REDEMPTION                                          1/16/98        16.37%            --             --            13.55%

CLASS C SHARES
WITH REDEMPTION**                                           1/16/98        15.41%            --             --            13.57%
WITHOUT REDEMPTION                                          1/16/98        16.41%            --             --            13.57%

CLASS R SHARES                                              8/4/94         17.59%          21.21%           --            18.94%

INSTITUTIONAL SHARES                                        2/1/93         17.41%          21.06%           --            17.17%
------------------------------------------------------------------------------------------------------------------------------------

Actual Aggregate Total Returns AS OF 12/31/99

                                                           Inception                                                       From
                                                             Date          1 Year          5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS T SHARES
WITH SALES CHARGE (4.5%)                                    8/16/99          --              --             --           (0.58)%
WITHOUT SALES CHARGE                                        8/16/99          --              --             --             4.10%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                        The Fund



STATEMENT OF INVESTMENTS

December 31, 1999

COMMON STOCKS--96.4%                                                                            Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--.5%

Boeing                                                                                          83,600               3,474,625

British Aerospace                                                                                   83                     550

                                                                                                                      3,475,175

APPLIANCES--2.6%

Koninklijke (Royal) Philips Electronics, ADR                                                    127,782               17,250,570

BANKING--2.0%

Bank of America                                                                                 268,086               13,454,566

Barclays                                                                                             20                      576

Dexia                                                                                               461  (a)              73,917

Dexia, Strips                                                                                       461  (a)                   9

Kookmin Bank, ADS                                                                                   328  (b)               4,764

                                                                                                                      13,533,832

BASIC INDUSTRIES--5.9%

Dow Chemical                                                                                      82,400              11,010,700

duPont(EI)deNemours                                                                              222,144              14,633,736

Georgia--Pacific                                                                                 141,700               7,191,275

Union Carbide                                                                                     89,900               6,000,825

                                                                                                                      38,836,536

BEVERAGES & TOBACCO--1.3%

Philip Morris Cos.                                                                               376,900               8,739,369

CAPITAL GOODS--6.5%

Caterpillar                                                                                       70,000               3,294,375

Deere                                                                                             79,000               3,426,625

Delphi Automotive Systems                                                                        351,100               5,529,825

Eaton                                                                                             47,600               3,456,950

Ingersoll-Rand                                                                                    65,700               3,617,606

Tyco International                                                                                90,200               3,506,525

United Technologies                                                                              225,300              14,644,500

Waste Management                                                                                 330,112               5,673,800

                                                                                                                      43,150,206

CONSUMER DURABLES--1.0%

Ford Motor                                                                                       125,000               6,679,688

CONSUMER NON-DURABLES--3.1%

Kimberly-Clark                                                                                   157,200              10,257,300

NIKE, Cl. B                                                                                      169,300               8,390,931

Tommy Hilfiger                                                                                   67,200  (a)           1,566,600

                                                                                                                      20,214,831


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES--8.0%

Abercrombie & Fitch, Cl. A                                                                            2  (a)                  53

Cendant                                                                                         202,400  (a)           5,376,250

Disney (Walt)                                                                                   488,100               14,276,925

Federated Department Stores                                                                     193,700  (a)           9,793,956

First Data                                                                                      294,500               14,522,531

Kmart                                                                                           201,900  (a)           2,031,619

TJX Cos.                                                                                        108,100                2,209,294

Tricon Global Restaurants                                                                       130,400  (a)           5,036,700

                                                                                                                      53,247,328

ENERGY--10.8%

Coastal                                                                                          93,900                3,327,581

Conoco, Cl. B                                                                                   581,420               14,462,827

Exxon Mobil                                                                                     252,516               20,343,328

Schlumberger                                                                                    133,700                7,520,625

Texaco                                                                                          234,250               12,722,703

Tosco                                                                                           225,000                6,117,188

Total Fina, ADR                                                                                   1,608                  111,354

Transocean Sedco Forex                                                                          117,384                3,954,384

Unocal                                                                                           94,000                3,154,875

                                                                                                                      71,714,865

FINANCIAL SERVICES--21.1%

Aetna                                                                                            34,900                1,947,856

Allmerica Financial                                                                              52,900                2,942,563

Allstate                                                                                          2,900                   69,600

American General                                                                                 64,100                4,863,587

American International Group                                                                    196,762               21,274,891

Astoria Financial                                                                                81,300                2,474,569

Beni Stabili                                                                                      2,508  (a)                 884

Chase Manhattan                                                                                 189,900               14,752,856

Citigroup                                                                                       429,700               23,875,206

Federal National Mortgage Association                                                           147,800                9,228,263

FleetBoston Financial                                                                           402,747               14,020,630

Golden State Bancorp                                                                            326,500  (a)           5,632,125

Goldman Sachs Group                                                                              83,400                7,855,237

Marsh & McLennan                                                                                 79,300                7,588,019

Morgan Stanley Dean Witter                                                                       83,300               11,891,075

Nichiei                                                                                              80                    1,738

                                                                                                                         The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                       Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Washington Mutual                                                                               88,986                2,313,636

Wells Fargo                                                                                    235,600                9,527,075

                                                                                                                    140,259,810

FOODS & RELATED PRODUCTS--.0%

Goodman Fielder                                                                                    571                     509

HEALTH CARE--8.1%

Abbott Laboratories                                                                             493,300              17,912,956

American Home Products                                                                          310,700              12,253,231

Columbia/HCA Healthcare                                                                         378,200              11,085,988

Medeva                                                                                              229                     643

Pharmacia & Upjohn                                                                              198,300                8,923,500

Wellpoint Health Networks                                                                        56,000  (a)           3,692,500

                                                                                                                      53,868,818

INSURANCE--.9%

CIGNA                                                                                            70,200                5,655,487

Royal & Sun Alliance Insurance                                                                      268                    2,041

                                                                                                                       5,657,528

MERCHANDISING--.4%

Toys R Us                                                                                       187,200  (a)           2,679,300

METALS--.0%

China Steel, ADR                                                                                      7  (b)                 110

MULTI INDUSTRY--.0%

First Philippine Holdings                                                                         8,400                    7,191

TECHNOLOGY--14.5%

Cabletron Systems                                                                               240,300  (a)           6,247,800

Computer Associates International                                                               161,400               11,287,912

Computer Sciences                                                                                43,700  (a)           4,135,112

Compuware                                                                                       151,400  (a)           5,639,650

Electronic Data Systems                                                                         158,200               10,589,513

Hewlett-Packard                                                                                 118,800               13,535,775

International Business Machines                                                                  71,600                7,732,800

Motorola                                                                                         93,800               13,812,050

Nortel Networks                                                                                 101,300               10,231,300

Novell                                                                                          153,300  (a)           6,122,419

Sun Microsystems                                                                                 91,200  (a)           7,062,300

                                                                                                                      96,396,631

TELECOMMUNICATIONS--.0%

SK Telecom                                                                                            3                   10,753

SK Telecom, ADR                                                                                     278                   10,672


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (CONTINUED)

Telefonos de Mexico, ADR                                                                            246                   27,675

                                                                                                                          49,100

TRANSPORTATION--1.8%

British Airways                                                                                       1                        7

Southwest Airlines                                                                              175,900                 2,847,381

Union Pacific                                                                                   216,300                 9,436,088

                                                                                                                       12,283,476

UTILITIES--7.9%

AT&T                                                                                                  1                       51

Bell Atlantic                                                                                      1,200                  73,875

CMS Energy                                                                                        76,500               2,385,844

Duke Energy                                                                                      202,000              10,125,250

Edison International                                                                             160,700               4,208,331

GTE                                                                                              149,400              10,542,038

MCI WorldCom                                                                                    183,600  (a)           9,742,275

SBC Communications                                                                              183,900                8,965,125

ScottishPower, ADR                                                                              216,746                6,068,888

                                                                                                                      52,111,677

TOTAL COMMON STOCKS

   (cost $544,134,081)                                                                                               640,156,550
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--2.0%
------------------------------------------------------------------------------------------------------------------------------------

MISCELLANEOUS;

News, ADR

   (cost $6,332,904)                                                                            393,900               13,171,031
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--1.5%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

Associates Corporation of North America,

  4%, 1/3/00

   (cost $10,070,000)                                                                        10,070,000               10,070,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $560,536,985)                                                             99.9%              663,397,581

CASH AND RECEIVABLES (NET)                                                                          .1%                  730,464

NET ASSETS                                                                                       100.0%              664,128,045

A    NON-INCOME PRODUCING.

B    SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITITIONAL BUYERS. AT DECEMBER 31,
     1999, THESE SECURITIES AMOUNTED TO $4,874.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           560,536,985    663,397,581

Cash                                                                    999,456

Dividends and interest receivable                                       797,507

Receivable for shares of Beneficial Interest subscribed                 388,300

                                                                    665,582,844
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           627,000

Due to Distributor                                                       11,299

Payable for shares of Beneficial Interest redeemed                      815,500

Loan commitment fees payable--Note 4                                      1,000

                                                                      1,454,799
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      664,128,045
--------------------------------------------------------------------------------

COMPOSITON OF NET ASSETS ($):

Paid-in capital                                                     546,650,944

Accumulated undistributed investment income-net                         296,213

Accumulated net realized gain (loss) on investments
   and foreign currency transactions                                 14,321,057

Accumulated net unrealized appreciation (depreciation)

   on investments and foreign currency transactions                 102,859,831
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      664,128,045

NET ASSET VALUE PER SHARE

                                        Class A          Class B           Class C         Class R      Institutional       Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                      590,129,160         6,792,001        1,192,215         884,863         65,111,476         18,330

Shares Outstanding                   19,138,842           221,698           38,909          28,706          2,113,197        594.317
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE

   PER SHARE ($)                          30.83            30.64            30.64            30.82             30.81           30.84


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $90,186 foreign taxes withheld at source)     9,435,374

Interest                                                               696,375

TOTAL INCOME                                                        10,131,749

EXPENSES:

Management fee--Note 2(a)                                            5,855,197

Distribution and service fees--Note 2(b)                             1,589,977

Loan commitment fees--Note 4                                             5,365

TOTAL EXPENSES                                                       7,450,539

INVESTMENT INCOME--NET                                               2,681,210
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments and

   foreign currency transactions                                    73,579,706

Net realized gain (loss) on forward currency

   exchange contracts                                                 (10,047)

NET REALIZED GAIN (LOSS)                                            73,569,659

Net unrealized appreciation (depreciation) on investments

   and foreign currency transactions                                25,962,579

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              99,532,238

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               102,213,448

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
                                                  ------------------------------
                                                  1999(b)              1998(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,681,210            4,095,836

Net realized gain (loss) on investments        73,569,659           48,836,827

Net unrealized appreciation (depreciation)
   on investments                              25,962,579          (8,172,759)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  102,213,448           44,759,904
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

From investment income--net:

Class A shares                                (2,263,666)          (3,168,010)

Class B shares                                        -                  (377)

Class C shares                                        -                   (52)

Class R shares                                    (5,230)              (6,978)

Institutional shares                            (342,052)            (528,055)

Class T shares                                        (7)                  -

From net realized gain on investments:

Class A shares                               (57,683,237)         (51,737,780)

Class B shares                                  (578,477)            (143,476)

Class C shares                                  (101,695)             (15,130)

Class R shares                                   (83,515)             (78,806)

Institutional shares                          (6,349,211)          (6,909,155)

Class T shares                                      (999)                  -

TOTAL DIVIDENDS                              (67,408,089)         (62,587,819)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                125,569,592          95,520,325

Class B shares                                  5,359,943           2,307,043

Class C shares                                  1,594,686             235,931

Class R shares                                    318,525             276,835

Institutional shares                            7,236,827           6,947,289

Class T shares                                     18,242                 -


                                                    Year Ended December 31,
                                                 ------------------------------
                                                  1999(b)             1998(a)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($) (CONTINUED):

Dividends reinvested:

Class A shares                                 51,250,587         45,635,415

Class B shares                                    461,361            113,872

Class C shares                                     60,348             10,479

Class R shares                                     88,719             85,711

Institutional shares                            6,550,537           7,196,240

Class T shares                                      1,006                 -

Cost of shares redeemed:

Class A shares                              (173,863,271)        (155,282,068)

Class B shares                                  (964,803)            (236,332)

Class C shares                                  (603,822)             (34,016)

Class R shares                                  (411,172)            (363,657)

Institutional shares                         (26,333,926)         (18,513,042)

Class T shares                                      (462)                  -

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (3,667,083)         (16,099,975)

TOTAL INCREASE (DECREASE) IN NET ASSETS       31,138,276          (33,927,890)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           632,989,769          666,917,659

END OF PERIOD                                 664,128,045          632,989,769

Undistributed investment income--net              296,213              225,958

     (A) EFFECTIVE JANUARY 16, 1998, INVESTOR SHARES WERE REDESIGNATED AS CLASS A SHARES, RESTRICTED SHARES WERE REDESIGNATED AS CLASS R SHARES AND THE FUND COMMENCED SELLING CLASS B AND CLASS C SHARES.

     (B) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS (continued)

                                                     Year Ended December 31,
                                                 -----------------------------
                                                  1999(b)             1998(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                     3,919,514           3,027,578

Shares issued for dividends reinvested          1,710,386           1,522,707

Shares redeemed                               (5,490,601)          (4,997,829)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     139,299            (447,544)
--------------------------------------------------------------------------------
CLASS B

Shares sold                                       167,221              73,785

Shares issued for dividends reinvested             15,532               3,915

Shares redeemed                                  (30,690)              (8,065)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     152,063               69,635
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        48,625                7,514

Shares issued for dividends reinvested              2,032                  358

Shares redeemed                                  (18,428)              (1,192)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      32,229                6,680
--------------------------------------------------------------------------------

CLASS R

Shares sold                                        10,421                9,127

Shares issued for dividends reinvested              2,960                2,869

Shares redeemed                                  (13,453)             (12,007)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING        (72)                 (11)
--------------------------------------------------------------------------------

INSTITUTIONAL SHARES

Shares sold                                       223,113              232,611

Shares issued for dividends reinvested            218,558              240,213

Shares redeemed                                 (861,568)            (611,875)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (419,897)            (139,051)
--------------------------------------------------------------------------------

CLASS T

Shares sold                                           576                   -

Shares issued for dividends reinvested                 34                   -

Shares redeemed                                      (16)                   -

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         594                   -

     (A) EFFECTIVE JANUARY 16, 1998, INVESTOR SHARES WERE REDESIGNATED AS CLASS A SHARES, RESTRICTED SHARES WERE REDESIGNATED AS CLASS R SHARES AND THE FUND COMMENCED SELLING CLASS B AND CLASS C SHARES.

     (B) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                           Year Ended December 31,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                   1999           1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            29.26          30.11          30.40          30.13         24.56

Investment Operations:

Investment income-net                                             .13(a)         .19            .22            .31           .41

Net realized and unrealized gain (loss)

   on investments                                                4.78           1.95           6.98           6.03          8.24

Total from Investment Operations                                 4.91           2.14           7.20           6.34          8.65

Distributions:

Dividends from investment income-net                             (.13)          (.17)          (.23)          (.30)         (.45)

Dividends in excess of
   investment income--net                                          --            --            (.01)            --            --

Dividends from net realized
   gain on investments                                          (3.21)         (2.82)         (7.25)         (5.77)        (2.63)

Total Distributions                                             (3.34)         (2.99)         (7.49)         (6.07)        (3.08)

Net asset value, end of period                                  30.83          29.26          30.11          30.40         30.13
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                17.29(b)        7.06(b)       25.21          21.44         35.56
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.15           1.15           1.14           1.13          1.13

Ratio of net investment income

   to average net assets                                          .41            .61            .64            .96          1.43

Decrease reflected in above expense ratios

   due to undertakings
   by The Dreyfus Corporation                                      --            --             .01            .02           .02

Portfolio Turnover Rate                                         91.22          84.32          92.99          88.46         54.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                                590,129        555,863        585,624        486,816       401,674

A   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

B   EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

FINANCIAL HIGHLIGHTS (continued)

                                                         Year Ended December 31,
                                                         -----------------------
CLASS B SHARES                                               1999        1998(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        29.19       29.04

Investment Operations:

Investment income-net

Investment (loss)                                           (.10)(b)    (.02)

Net realized and unrealized gain (loss)

   on investments                                           4.76        3.00

Total from Investment Operations                            4.66        2.98

Distributions:

Dividends from investment income-net                          -         (.01)

Dividends from net realized gain on investments            (3.21)      (2.82)

Total Distributions                                        (3.21)      (2.83)

Net asset value, end of period                             30.64       29.19
-------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                       16.37       10.24(d)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%)

Ratio of expenses to average net assets                     1.90        1.82(d)

Ratio of net investment income (loss)

   to average net assets                                    (.33)       (.14)(d)

Portfolio Turnover Rate                                    91.22       84.32
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                      6,792       2,033

(A) FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31,
    1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                         Year Ended December 31,
                                                        ------------------------
CLASS C SHARES                                              1999         1998(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        29.19      29.04

Investment Operations:

Investment (loss)                                            (.11)(b)   (.02)

Net realized and unrealized gain (loss)

   on investments                                            4.77       3.00

Total from Investment Operations                             4.66       2.98

Distributions:

Dividends from investment income-net                           -        (.01)

Dividends from net realized gain on investments             (3.21)     (2.82)

Total Distributions                                         (3.21)     (2.83)

Net asset value, end of period                              30.64      29.19
-----------------------------------------------------------------------------

TOTAL RETURN (%)( C)                                        16.41      10.24(d)
-----------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%)

Ratio of expenses to average net assets                      1.90       1.82(d)

Ratio of net investment income (loss)

   to average net assets                                     (.35)      (.13)(d)

Portfolio Turnover Rate                                     91.22      84.32
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                       1,192        195

(A) FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31,
    1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

FINANCIAL HIGHLIGHTS (continued)

                                                                                            Year Ended December 31,
                                                                --------------------------------------------------------------------
CLASS R SHARES                                                   1999          1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            29.25         30.11          30.46          30.18         24.56

Investment Operations:

Investment income-net                                            .20(a)         .26            .33(a)         .36           .62

Net realized and unrealized gain (loss)

   on investments                                               4.79           1.95           6.90           6.08          8.16

Total from Investment Operations                                4.99           2.21           7.23           6.44          8.78

Distributions:

Dividends from investment income-net                            (.21)          (.25)          (.32)          (.39)         (.53)

Dividends in excess of investment income--net                     --            --            (.01)            --            --

Dividends from net realized gain
   on investments                                              (3.21)         (2.82)         (7.25)         (5.77)        (2.63)

Total Distributions                                            (3.42)         (3.07)         (7.58)         (6.16)        (3.16)

Net asset value, end of period                                 30.82          29.25          30.11          30.46         30.18
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               17.59           7.01          25.54          21.74         36.05
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .90            .90            .89            .88           .88

Ratio of net investment income

   to average net assets                                         .65            .82            .88           1.23          1.93

Decrease reflected in above expense ratios

   due to undertakings
   by The Dreyfus Corporation                                     --            --             .01            .02           .02

Portfolio Turnover Rate                                        91.22          84.32          92.99          88.46         54.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                            885           842            867          11,618           185

A   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                          Year Ended December 31,
                                                                 -------------------------------------------------------------------
INSTITUTIONAL SHARES                                             1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            29.24         30.10         30.38          30.12         24.56

Investment Operations:

Investment income-net                                             .16(a)        .22           .26            .36           .47

Net realized and unrealized gain (loss)

   on investments                                                4.78          1.95          6.98           6.01          8.20

Total from Investment Operations                                 4.94          2.17          7.24           6.37          8.67

Distributions:

Dividends from investment income-net                             (.16)         (.21)         (.26)          (.34)         (.48)

Dividends in excess of
   investment income--net                                          --            --          (.01)            --            --

Dividends from net realized
   gain on investments                                          (3.21)        (2.82)        (7.25)         (5.77)        (2.63)

Total Distributions                                             (3.37)        (3.03)        (7.52)         (6.11)        (3.11)

Net asset value, end of period                                  30.81         29.24         30.10          30.38         30.12
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                17.41          7.17         25.34          21.57         35.60
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.05          1.05          1.04           1.03          1.03

Ratio of net investment income

   to average net assets                                          .50           .71           .74           1.07          1.53

Decrease reflected in above expense ratios

   due to undertakings
   by The Dreyfus Corporation                                      --           --           .01             .02           .02

Portfolio Turnover Rate                                         91.22         84.32        92.99           88.46         54.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          65,111        74,058       80,427          71,894        75,607

A   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund


FINANCIAL HIGHLIGHTS (continued)

                                                                  Year Ended
CLASS T SHARES                                          December 31, 1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  32.45

Investment Operations:

Investment income-net                                                   .01(b)

Net realized and unrealized gain (loss)

  on investments                                                       1.23

Total from Investment Operations                                       1.24

Distributions:

Dividends from investment income-net                                   (.02)

Dividends from net realized gain on investments                       (2.83)

Total Distributions                                                   (2.85)

Net asset value, end of period                                        30.84
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                   4.10(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                .53(d)

Ratio of net investment income

  to average net assets                                                .05(d)

Portfolio Turnover Rate                                              91.22
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                    18

(A)  FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31,
1999.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1 - Significant Accounting Policies:

Dreyfus Premier Core Value Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds Trust (the "trust" ) which is registered under the
Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering three series including the fund. The fund's investment objective is to seek long-term growth of capital and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment manager. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

On July 29, 1999, the Board of Trustees approved the addition of Class T shares, which became effective August 16, 1999.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C, Class R, Class T and Institutional shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are subject to a sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B and Class C shares bear a distribution and service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front end sales charge or CDSC. Institutional shares are offered only to those customers of certain financial planners and investment advisers who held shares of a predecessor class of the fund as of April 4, 1994, and bear a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution and service fees and voting rights on matters affecting a single class.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (continued)

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the fund' s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(d) Forward currency exchange contracts: The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 1999, there were no open forward currency exchange contracts.

(e) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (continued)

" Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2 -Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested trustees (including counsel fees). Each trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). These fees are charged and allocated to each series based on net assets. In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. Amounts required to be paid by the trust directly to the non-interested trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested trustees.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $37,337 during the period ended December 31, 1999, from commissions earned on sales of the fund's shares.

(b) Distribution and service plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares, and Institutional shares may pay annually up to .25% and .15%, respectively, of the value of their average daily net assets to compensate the Distributor and Dreyfus Service Corporation, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares and Institutional shares. Under the Plan, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual aggregate rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a Service Plan adopted pursuant to Rule 12b-1, under which Class B, Class C and Class T shares pay Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B, Class C and Class T shares a fee at the annual rate of
 . 25% of the value of the average daily net assets of Class B, Class C and Class
T   shares.  During  the  period  ended  December  31,  1999,  Class   The  Fun

NOTES TO FINANCIAL STATEMENTS (continued)

A, Class B, Class C, Class T and Institutional shares were charged $1,436,785, $29,790, $6,060, $7 and $105,379, respectively, pursuant to the Plan. During the period ended December 31, 1999, Class B, Class C and Class T shares were charged $9,929, $2,020 and $7, respectively, pursuant to the Service Plan.

Under its terms, the Plan and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or service plan.

NOTE 3 - Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period
ended   December   31,   1999,   amounted  to  $580,960,575  and  $657,051,631,
respectively.

At December 31, 1999, accumulated net unrealized appreciation on investments was $102,860,596, consisting of $130,791,055 gross unrealized appreciation and $27,930,459 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1999, the fund did not borrow under the Facility.


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders The Dreyfus/Laurel Funds Trust:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Core Value Fund of The Dreyfus/Laurel Funds Trust, including the statement of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Core Value Fund of The Dreyfus/Laurel Funds Trust as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


New York, New York

February 9, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the fund hereby designates $1.5090 per share as a long-term capital gain distribution paid on December 22, 1999 and also designates $.2820 per share as a long-term capital gain distribution paid on March 31, 1999

The fund also designates 40.24% of the ordinary dividends paid during the fiscal year ended December 31, 1999 as qualifying for the corporate dividends received deduction.


NOTES

                        For More Information

                        Dreyfus Premier Core Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  312AR9912



================================================================================



Dreyfus Premier
Limited Term
High Income Fund

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            20   Financial Highlights

                            22   Notes to Financial Statements

                            27   Independent Auditors' Report

                            28   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                  Limited Term High Income Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Limited Term High Income Fund covering the 12-month period from January 1, 1999, through December 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Roger King, portfolio manager and member of the Dreyfus Taxable Fixed Income Team.

The past year was challenging for most fixed-income investors. Faster than expected economic growth in the U.S. and overseas fueled concerns that long-dormant inflationary pressures might re-emerge, potentially reducing the future value of bonds' interest and principal payments. These concerns prompted the Federal Reserve Board to raise key short-term interest rates three times during the summer and fall of 1999 in an attempt to prevent a reacceleration of inflation.

While U.S. Treasury and agency securities declined sharply in this environment during 1999, prices of higher yielding securities -- such as corporate bonds and mortgage-backed securities -- fell less severely. In an environment of robust economic growth, investors appeared more comfortable owning bonds that are influenced primarily by credit risk, and they avoided securities that are most affected by interest-rate risk.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier Limited Term High Income Fund

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000




DISCUSSION OF FUND PERFORMANCE

Roger King, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier Limited Term High Income Fund perform relative to its benchmark?

For the 12-month period ended December 31, 1999, the fund achieved a total return of 1.99% for Class A shares, 1.48% for Class B shares, 1.23% for Class C shares and 2.24% for Class R shares.(1) This compares to a total return of 2.51% for the fund's benchmark, the Merrill Lynch High Yield Master II Index, for the same period.(2)

Because of its restricted maturity and duration, we also gauge the fund's performance against a shorter term index, the Dreyfus Customized Limited Term High Yield Index, which produced a total return of 5.23% for the period.(3) This blended index is composed of four shorter term sub-indices of the Merrill Lynch High Yield Master II Index.

We attribute the fund' s performance primarily to our continuing efforts to restructure the portfolio in order to improve credit quality. A significant portion of our holdings are rated B or below. However, the market's strength was concentrated in higher quality credits within the high yield market, as investors generally avoided credit risk.

What is the fund's investment approach?

The fund seeks high current income by investing primarily in high yield, fixed-income securities. We attempt to reduce interest-rate risk by maintaining an effective average portfolio maturity of four years or less and an effective average portfolio duration of three-and-one-half years or less. However, there is no limit on the maturity of individual securities. In most cases, shorter portfolio maturities are believed to help reduce interest-rate risk and credit risk.

We typically invest most of the fund's assets in fixed-income securities of below-investment-grade credit quality. Issuers of below-investment-grade securities may be in the early stages of development or
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

may have highly leveraged balance sheets. To compensate buyers for taking greater credit risk, these bonds must offer higher yields than those offered by investment-grade bonds.

Our investment approach is based on careful credit analysis. We thoroughly analyze the business, management and financial strength of the companies whose bonds we buy, and then project each issuer's ability to repay its debt.

What other factors influenced the fund's performance?

As 1999 began, it quickly became apparent that fears of economic weakness in overseas markets were largely unfounded. The troubled economies of Japan and Southeast Asia strengthened while the U.S. economy barreled ahead. In this environment, the high yield market recovered from the steep drop it experienced in late 1998, outperforming most other fixed-income market segments over the first three months of 1999. Such recovery, however, proved short-lived as lack of investor demand brought negative returns back to the high yield market.

Investor sentiment quickly shifted away from concerns that the economy might slow to fears that it might grow too quickly. Concerned that unsustainable economic growth might reignite inflationary pressures, the Federal Reserve Board increased short-term interest rates three times during the summer and fall. In response to these rate hikes, the fixed-income market experienced a general decline.

A major force driving the decline was concern over year-end liquidity issues during the transition from 1999 to 2000. In anticipation of Y2K-related problems that ultimately proved to be overblown, investors stepped up redemptions of high yield mutual funds, and fund managers sold securities in order to have more cash on hand in anticipation of potential further redemptions. At the same time, many institutional investors stopped buying and selling high yield securities, further reducing liquidity. This created a market in which a large supply of high yield issues was met with weak demand. In such a market, prices inevitably decline.


Other factors have continued to put pressure on the high yield market. The threat of higher interest rates has had a negative influence on investor psychology throughout the entire bond market. Default rates have risen, as some bonds issued in 1997 and 1998 have not met interest payments. While it is difficult to quantify, many investors who have traditionally participated in the high yield market appear to have lost interest, finding other types of investments that they consider more appealing.

What is the fund's current strategy?

We have continued our efforts to restructure the portfolio to take better advantage of market strengths and protect the portfolio from a potential recurrence of market instability. First, we shortened the fund's effective maturity and duration to keep cash available. Second, our focus on bonds rated double-B has improved the fund's credit quality. Third, we have continued to focus on defensive sectors -- such as broadcasting and entertainment -- that historically do well in all economic environments. These steps are designed to help us seek to provide shareholders with high levels of current income while at the same time limiting exposure to broader market risks.

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG L.P. -- THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNTS OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED.

(3) SOURCE: BLOOMBERG L.P. -- THE DREYFUS CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS COMPOSED OF FOUR SUB-INDICES OF THE MERRILL LYNCH HIGH YIELD MASTER II INDEX. THESE SUB-INDICES, BLENDED AND MARKET WEIGHTED, ARE (I) BB-RATED, 1-3 YEARS, (II) B-RATED, 1-3 YEARS, (III) BB-RATED, 3-5 YEARS, AND (IV) B-RATED, 3-5 YEARS. UNLIKE THE DREYFUS CUSTOMIZED LIMITED TERM HIGH YIELD INDEX, WHICH IS COMPOSED OF BONDS RATED NO LOWER THAN "B," THE FUND CAN INVEST IN BONDS WITH LOWER CREDIT RATINGS THAN "B" AND AS LOW AS "D." ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED.

                                                                        The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Limited Term High Income Fund Class A shares, Class B shares, Class C shares and Class R shares with the Merrill Lynch High Yield Master II Index and a Customized Limited Term High Yield Index

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER LIMITED TERM HIGH INCOME FUND ON 6/2/97 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN TWO DIFFERENT INDICES: (1) THE MERRILL LYNCH HIGH YIELD MASTER II INDEX AND (2) THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX WHICH HAS BEEN CONSTRUCTED BY THE DREYFUS CORPORATION. FOR COMPARATIVE PURPOSES, THE VALUES OF THE INDICES ON 5/31/97 ARE USED AS THE BEGINNING VALUES ON 6/2/97. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS CALCULATED ON A YEAR-TO-YEAR BASIS.

THE FUND SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING IN LOWER RATED FIXED-INCOME SECURITIES AND BY MAINTAINING AN EFFECTIVE AVERAGE PORTFOLIO MATURITY OF 4 YEARS OR LESS AND AN EFFECTIVE AVERAGE DURATION OF 3.5 YEARS OR LESS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNTS OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY. BOTH INTEREST AND PRICE CHANGES ARE CALCULATED DAILY BASED ON AN ACCRUED SCHEDULE AND TRADER PRICING. THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS COMPOSED OF FOUR SUB-INDICES OF THE MERRILL LYNCH HIGH YIELD MASTER II INDEX. THE SUB-INDICES, BLENDED AND MARKET WEIGHTED, ARE (I) BB-RATED 1-3 YEARS, (II) B-RATED 1-3 YEARS, (III) BB-RATED 3-5 YEARS, AND (IV) B- RATED 3-5 YEARS. UNLIKE THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX, WHICH IS COMPOSED OF BONDS RATED NO LOWER THAN "B", THE FUND CAN INVEST IN BONDS WITH LOWER CREDIT RATINGS THAN "B" AND AS LOW AS "D."

NEITHER OF THE FOREGOING INDICES TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 12/31/99

                                                                                            Inception                  From
                                                                                              Date       1 Year      Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (4.5%)                                                                     6/2/97      (2.56)%       0.97%
WITHOUT SALES CHARGE                                                                         6/2/97       1.99%        2.79%

CLASS B SHARES
WITH REDEMPTION((+))                                                                         6/2/97      (2.21)%       1.32%
WITHOUT REDEMPTION                                                                           6/2/97       1.48%        2.27%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                                                      6/2/97       0.31%        2.01%
WITHOUT REDEMPTION                                                                           6/2/97       1.23%        2.01%

CLASS R SHARES                                                                               6/2/97       2.24%        3.01%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
          1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                        The Fund


STATEMENT OF INVESTMENTS

December 31, 1999

                                                                                               Principal
BONDS AND NOTES--94.7%                                                                         Amount($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--6.6%

AM General, Ser. B,

   Sr. Notes, 12.875%, 2002                                                                  11,858,000           10,642,555

Aircraft Lease Portfolio Securitisation 96-1,

  Pass-Through Trust, Ctfs.,

   Cl. D, 12.75%, 2006                                                                          812,929              804,800

Airplanes Pass-Through Trust,

  Pass-Through Ctfs.,

   Ser. 1, Cl. D, 10.875%, 2019                                                              22,000,000           19,043,420

American Pacific,

   Sr. Notes, 9.25%, 2005                                                                     7,000,000            7,070,000

Atlantic Coast Airlines,

  Gtd. Pass through Ctfs.,

   Ser. 1977-1D, 7.97%, 2000                                                                    974,272  (a)         974,901

Burke Industries,

   Sr. Notes, 9.881%, 2007                                                                    7,000,000  (b)       2,695,000

L-3 Communications, Ser. B,

   Sr. Sub. Notes, 10.375%, 2007                                                              9,750,000           10,115,625

Midway Airlines,

  Pass-Through Ctfs.,

   Ser. 1998-1, Cl. D, 8.86%, 2003                                                            4,502,000  (a)       4,420,716

                                                                                                                  55,767,017

AUTOMOTIVE--3.3%

Aetna Industries,

   Sr. Notes, 11.875%, 2006                                                                  12,000,000           11,715,000

Hayes Lemmerz International,

   Sr. Sub. Notes, 11%, 2006                                                                  7,000,000            7,350,000

Penda, Ser. B,

   Sr. Notes, 10.75%, 2004                                                                    8,913,000            8,556,480

                                                                                                                  27,621,480

BROADCASTING--2.9%

Capstar Broadcasting Partners,

   Sr. Discount Notes, 0/12.75%, 2009                                                         1,750,000  (c)       1,566,250

Lin Holdings,

   Sr. Discount Notes, 0/10%, 2008                                                            9,000,000  (c)       6,108,750

Paxson Communications,

   Sr. Sub. Notes, 11.625%, 2002                                                             14,000,000           14,630,000

Univision Network Holding,

   Sub. Notes, 7%, 2002                                                                       2,550,575            1,815,000

                                                                                                                  24,120,000

BUSINESS SERVICES--1.1%

Pierce Leahy,

   Sr. Sub. Notes, 11.125%, 2006                                                              9,000,000            9,585,000

                                                                                               Principal

BONDS AND NOTES (continued)                                                                    Amount($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CABLE TELEVISION--9.7%

Adelphia Communications:

   Ser. B, Sr. Notes, 9.5%, 2004                                                              5,000,000            5,025,000

   Sr. Discount Notes, 0%, 2003                                                               5,500,000            3,960,000

   Sr. Notes, 9.25%, 2002                                                                     4,000,000            4,000,000

   Sr. Notes, 9.75%, 2002                                                                     1,700,000            1,717,000

Diamond Cable Communications,

   Sr. Discount Notes, 0/11.75%, 2005                                                         9,950,000  (c)       9,452,500

Galaxy Telecom,

   Sr. Sub. Notes, 12.375%, 2005                                                              9,400,000           10,011,000

NTL:

   Ser. A, Sr. Discount Notes, 0/12.75%, 2005                                                 5,500,000  (c)       5,500,000

   Sr. Discount Notes, 0/11.2%, 2007                                                          7,000,000  (c)       6,702,500

Pegasus Communications, Ser. A,

   Sr. Sub. Notes, 12.5%, 2007                                                               14,500,000  (a)      15,877,500

Pegasus Media & Communications, Ser. B,

   Sr. Sub. Notes, 12.5%, 2005                                                               13,540,000           14,690,900

Telewest Communications,

   Sr. Discount Notes, 0/11%, 2007                                                            5,000,000  (c)       4,687,500

                                                                                                                  81,623,900

CASINOS & GAMING--2.3%

Circus Circus Enterprises,

   Sr. Sub. Notes, 6.75%, 2003                                                                1,500,000            1,425,000

Players International,

   Sr. Notes, 10.875%, 2005                                                                  17,040,000           17,977,200

                                                                                                                  19,402,200

CHEMICALS--2.2%

Arco Chemical,

   Deb., 9.9%, 2000                                                                           2,600,000            2,630,750

ISP Holdings:

   Ser. B, Sr. Notes, 9.75%, 2002                                                             5,770,000            5,806,063

   Ser. B, Sr. Notes, 9%, 2003                                                                9,750,000            9,555,000

                                                                                                                  17,991,813

COMMERCIAL MORTGAGE

  PASS-THROUGH CTFS.--1.2%

GS Mortgage Securities II,

   Ser. 1999-FL2A, Cl. G, 8.549%, 2013                                                        4,000,000  (a,b)     3,699,760

Nomura Depositor Trust:

   Ser. 1998-STI, Cl. B2, 9.694%, 2003                                                        5,000,000  (a,b)     4,550,781

   Ser. 1998 STIA, Cl. B2A, 9.694%, 2003                                                      2,000,000  (a,b)     1,820,313

                                                                                                                  10,070,854

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (continued)                                                                    Amount($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSTRUCTION--1.6%

Aaf-Mcquay,

   Sr. Notes, 8.875%, 2003                                                                    9,000,000             7,976,250

ICF Kaiser International,

   Sr. Sub. Notes, 13%, 2003                                                                 11,050,000  (d)        5,552,625

                                                                                                                   13,528,875

CONSUMER--5.8%

BPC Holding, Ser. B,

   Sr. Secured Notes, 13.25%, 2006                                                            5,329,000  (b)        5,142,485

Coinmachine, Ser. D,

   Sr. Notes, 11.75%, 2005                                                                   15,915,000            16,472,025

Graham Packaging/GPC Capital, Ser. B,

  Floating Interest Rate Sub. Term Securities,

   9.224%, 2008                                                                               1,500,000  (b)        1,402,500

Hosiery Corp. of America,

   Sr. Sub. Notes, 13.75%, 2002                                                              13,000,000            13,585,000

Sharp Do Brazil,

   Medium-Term Notes, 9.625%, 2000                                                            3,500,000  (d,e)        533,750

Sweetheart Cup,

   Sr. Sub. Notes, 9.625%, 2000                                                              11,500,000            11,442,500

                                                                                                                   48,578,260

ENERGY--2.1%

Clark USA, Ser. B,

   Sr. Notes, 10.875%, 2005                                                                   5,386,000             2,181,330

Dual Drilling,

   Sr. Sub. Notes, 9.875%, 2004                                                               3,300,000             3,405,511

Louis Dreyfus Natural Gas,

   Sr. Sub. Notes, 9.25%, 2004                                                                4,000,000             4,004,948

Statia Terminals, Ser. B,

   First Mortgage, 11.75%, 2003                                                               8,000,000             8,190,000

                                                                                                                   17,781,789

ENTERTAINMENT--2.7%

American Skiing, Ser. B,

   Sr. Sub. Notes, 12%, 2006                                                                 22,915,000            21,024,512

United Artists Theatres, Ser. B,

   Floating Rate Sr. Sub. Notes, 10.553%, 2007                                                8,000,000  (d)        1,600,000

                                                                                                                   22,624,512

FINANCIAL--2.0%

Imperial Credit Capital Trust I, Ser. A,

   Remarketed Par Securities, 10.25%, 2002                                                      500,000               387,249

Loomis Fargo & Co.,

   Sr. Notes, 10%, 2004                                                                       5,375,000             5,348,125

                                                                                               Principal
BONDS AND NOTES (continued)                                                                    Amount($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL (CONTINUED)

Reliance Group Holdings:

   Sr. Notes, 9%, 2000                                                                        6,500,000             5,768,750

   Sr. Sub. Deb., 9.75%, 2003                                                                 4,700,000             3,677,750

Republic National Bank of New York,

   Deb., 9.65%, 2003                                                                          2,000,000  (a)        1,359,702

                                                                                                                   16,541,576

FOOD & BEVERAGES--5.0%

Chiquita Brands International,

   Conv. Sub. Notes, 7%, 2001                                                                 9,150,000             7,137,000

Envirodyne Industries,

   Sr. Notes, 10.25%, 2001                                                                   14,000,000             8,400,000

Pilgrims Pride,

   Sr. Sub. Notes, 10.875%, 2003                                                              2,000,000             2,030,000

Sun World International, Ser. B,

   First Mortgage, 11.25%, 2004                                                              23,500,000            24,087,500

                                                                                                                   41,654,500

FOREST PRODUCTS--6.3%

Maxxam Group Holdings,

   Sr. Secured Notes, 12%, 2003                                                              45,115,000            42,182,525

Stone Container Finance,

   Sr. Notes, 11.5%, 2006                                                                    10,000,000  (a)       10,650,000

                                                                                                                   52,832,525

HEALTH CARE--1.1%

Eye Care Centers of America,

  Floating Interest Rate Sub. Term Securities,

   10.114%, 2008                                                                              3,000,000  (b)        2,115,000

Tenet Healthcare,

   Sr. Notes, 7.875%, 2003                                                                    7,500,000             7,303,125

                                                                                                                    9,418,125

INDUSTRIAL--3.2%

Anacomp, Ser. D,

   Sr. Sub. Notes, 10.875%, 2004                                                              5,000,000             5,000,000

Applied Extrusion Technology, Ser. B,

   Sr. Notes, 11.5%, 2002                                                                    12,880,000            13,266,400

HCC Industries,

   Sr. Sub. Notes, 10.75%, 2007                                                               6,360,000             3,720,600

Hawk, Ser. B,

   Sr. Notes, 10.25%, 2003                                                                    3,083,000             2,975,095

TEKNI-PLEX, Ser. B,

   Sr. Notes, 11.25%, 2007                                                                    1,185,000             1,285,725

                                                                                                     The Fund

                                                                                               Principal
BONDS AND NOTES (continued)                                                                    Amount($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL (CONTINUED)

Vicap, S.A. de C.V.,

   Gtd. Sr. Notes, 10.25%, 2002                                                                 500,000               485,000

                                                                                                                   26,732,820

METALS--2.2%

Northwestern Steel & Wire,

   Sr. Notes, 9.5%, 2001                                                                      5,000,000             2,275,000

Renco Metals,

   Sr. Notes, 11.5%, 2003                                                                    18,870,000            15,945,150

                                                                                                                   18,220,150

PUBLISHING--.7%

Day International Group, Ser. B,

   Sr. Sub. Notes, 11.125%, 2005                                                              5,200,000             5,356,000

REAL ESTATE--1.5%

Meditrust:

   Conv. Notes, 7.5%, 2001                                                                    1,000,000               827,500

   Medium-Term Notes, 7.77%, 2002                                                             7,250,000             5,978,705

Rockefeller Center Properties,

   Conv. Deb., 0%, 2000                                                                       7,255,000             6,094,200

                                                                                                                   12,900,405

RETAIL--2.2%

Cafeteria Operators

  (Gtd. by Furrs/Bishops Specialty Group),

   Sr. Secured Notes, 12%, 2001                                                               7,481,650             7,444,242

Core-Mark International,

   Sr. Notes, 11.375%, 2003                                                                   3,180,000             3,040,875

Petro Stopping Centers/Financial,

   Sr. Notes, 10.5%, 2007                                                                     7,800,000             7,273,500

Woolworth,

   Notes, 7%, 2000                                                                            1,000,000               991,413

                                                                                                                   18,750,030

SHIPPING--.6%

Gearbulk Holdings,

   Sr. Notes, 11.25%, 2004                                                                    2,000,000             2,065,000

Stena AB,

   Sr. Notes, 10.5%, 2005                                                                     3,500,000             3,202,500

                                                                                                                    5,267,500

SUPERMARKETS--1.0%

Pathmark Stores,

   Notes, 10.75%, 2003                                                                        4,000,000               500,000

                                                                                               Principal
BONDS AND NOTES (continued)                                                                    Amount($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SUPERMARKETS (CONTINUED)

Shoppers Food Warehouse,

   Sr. Notes, 9.75%, 2004                                                                     7,400,000             7,881,000

                                                                                                                    8,381,000

TECHNOLOGY--1.4%

Baan,

   Conv. Sub. Notes, 4.5%, 2001                                                              10,000,000             8,975,000

Viasystems,

   Sr. Sub. Notes, 9.75%, 2007                                                                5,750,000             3,076,250

                                                                                                                   12,051,250

TELECOMMUNICATIONS/CARRIERS--8.9%

GST USA,

   Sr. Discount Notes, 0/13.875%, 2005                                                        2,500,000  (c)        1,862,500
Hermes Europe Railtel,

   Sr. Notes, 11.5%, 2007                                                                    14,750,000            15,266,250

Intermedia Communications,

   Sr. Discount Notes, 0/12.5%, 2006                                                         14,500,000  (c)       12,760,000

MJD Communications,

   Floating Rate Notes, 10.321%, 2008                                                         9,000,000  (b)        8,428,500

NEXTEL Communications,

   Sr. Notes, 9.75%, 2004                                                                     9,500,000             9,832,500

Qwest Communications International, Ser. B,

   Sr. Notes, 10.875%, 2007                                                                  15,000,000            16,875,000

WorldPort Communications,

   Sr. Notes, 11.688%, 2000                                                                  10,000,000  (a,d)     10,000,000

                                                                                                                   75,024,750

TEXTILES--.7%

Sassco Fashions,

   Sr. Notes, 12.75%, 2004                                                                    5,700,000            5,329,500

Texfi Industries,

   Sr. Sub. Deb., 8.75%, 2000                                                                 5,100,000  (d)         204,000

                                                                                                                   5,533,500

TRANSPORTATION--3.6%

Eletson Holdings,

   First Pfd. Ship Mortgage, 9.25%, 2003                                                      1,750,000            1,618,750

MTL, Ser. B,

  Floating Interest Rate Sub. Term Securities,

   10.931%, 2006                                                                              5,000,000  (b)       4,468,750

US Airways,

  Pass-Through Ctfs.:

      Ser. 1993-A, Cl. A2, 9.625%, 2003                                                       3,855,000            3,770,063

      Ser. 1993-A, Cl. A3, 10.375%, 2013                                                     11,000,000           10,734,867

                                                                                                     The Fund

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION (CONTINUED)

Union Pacific,

   Sub. Deb, 5.5%, 2033                                                                       4,348,000             3,016,261

ValuJet,

   Sr. Notes, 10.25%, 2001                                                                    7,675,000             6,667,656

                                                                                                                   30,276,347

UTILITIES--.5%

Hidroelectrica Piedra del Aguila:

   Notes, 8%, 2009                                                                            3,500,000  (a)        2,135,000

   Notes, 8.25%, 2009                                                                         3,500,000  (a)        2,170,000

                                                                                                                    4,305,000

WIRELESS COMMUNICATIONS--12.3%

Cencall Communications,

   Sr. Notes, 10.125%, 2004                                                                   7,500,000             7,800,000

Clearnet Communications,

   Sr. Discount Notes, 0/14.75%, 2005                                                        19,600,000  (c)       19,330,500

Comunicacion Celular,

   Sr. Discount Notes, 0/14.125%, 2005                                                       13,250,000  (a,c)      6,360,000

Microcell Telecommunications, Ser. B,

   Sr. Discount Notes, 0/14%, 2006                                                           10,000,000  (c)        8,875,000

Occidente y Caribe Celular, Ser. B,

   Sr. Discount Notes, 0/14%, 2004                                                           11,000,000  (c)        4,950,000

Omnipoint Communications,

   Floating Rate Notes, 9.254%, 2006                                                          4,844,553  (a,b)      4,754,299

Orion Network Systems,

   Sr. Discount Notes, 0/12.5%, 2007                                                         32,045,000  (c)       14,900,925

Pagemart Nationwide,

   Sr. Discount Notes, 0/15%, 2005                                                           13,500,000  (c)       12,082,500

WinStar Communications,

   Sr. Discount Notes, 0/14%, 2005                                                           23,000,000  (c)       22,425,000

WinStar Equipment,

   Sr. Notes, 12.5%, 2004                                                                     2,000,000             2,150,000

                                                                                                                  103,628,224

TOTAL BONDS AND NOTES

   (cost $918,456,193)                                                                                            795,569,402
------------------------------------------------------------------------------------------------------------------------------------



COMMON STOCKS--.1%                                                                               Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BROADCASTING--.1%

Spanish Broadcasting System, Cl. A                                                               21,400  (a,f)        522,160

UnitedGlobalCom, Cl. A                                                                              906  (f)           63,986

                                                                                                                      586,146




COMMON STOCKS (CONTINUED)                                                                               Shares  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENTERTAINMENT--.0%

Discovery Zone (warrants)                                                                         4,000  (a,f)             4

Discovery Zone, Cl. A (warrants)                                                                 37,400  (a,f)            37

Discovery Zone, Cl. B (warrants)                                                                 37,400  (a,f)            37

                                                                                                                          78

TELECOMMUNICATIONS/CARRIERS--.0%

Worldport Communications (warrants)                                                             277,493  (a,f)         2,775

WIRELESS COMMUNICATIONS--.0%

Comunicacion Celular (warrants)                                                                   1,750  (a,f)        87,719

TOTAL COMMON STOCKS

   (cost $558,359)                                                                                                   676,718
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.6%
------------------------------------------------------------------------------------------------------------------------------------

PUBLISHING

Newscorp Overseas,

  Ser. A, Cum., $2.15625

   (cost $5,454,716)                                                                            216,973             4,664,920
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--3.3%                                                                  Amount($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--1.2%

Halliburton,

   7.25%, 2000                                                                               10,000,000             9,995,972

U.S. TREASURY BILLS--2.1%

   4.96%, 3/30/2000                                                                          17,945,000            17,721,226

TOTAL SHORT-TERM INVESTMENTS

   (cost $27,720,927)                                                                                              27,717,198
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $952,190,195)                                                             98.7%           828,628,238

CASH AND RECEIVABLES (NET)                                                                         1.3%            11,275,840

NET ASSETS                                                                                       100.0%           839,904,078

A SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31, 1999, THESE
SECURITIES AMOUNTED TO $69,385,704 OR 8.3% OF NET ASSETS.

B    VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

C    ZERO  COUPON  UNTIL A SPECIFIED  DATE AT WHICH TIME THE STATED  COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

D    NON-INCOME PRODUCING--SECURITY IN DEFAULT.

E    REFLECTS  DATE  SECURITY  CAN BE REDEEMED AT  HOLDER'S  OPTION;  THE STATED
     MATURITY IS 10/30/2005.

F    NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           952,190,195   828,628,238

Interest and dividends receivable                                    21,887,511

Receivable for shares of Beneficial Interest subscribed               1,823,441

                                                                    852,339,190
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           926,968

Due to Distributor                                                      124,952

Cash overdraft due to Custodian                                       4,488,430

Payable for shares of Beneficial Interest redeemed                    6,894,762

                                                                     12,435,112
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      839,904,078
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     996,807,773

Accumulated undistributed investment income-net                       2,504,477

Accumulated net realized gain (loss) on investments                 (35,846,215)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 3                                          (123,561,957)

NET ASSETS ($)                                                      839,904,078



NET ASSET VALUE PER SHARE

                                                            Class A      Class B      Class C          Class R
-----------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                          106,959,437  562,604,605   170,011,283          328,753

Shares Outstanding                                       10,235,192   53,843,701    16,262,197           31,483
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                 10.45        10.45         10.45            10.44


SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                            99,624,971

Cash dividends                                                       4,870,053

TOTAL INCOME                                                       104,495,024

EXPENSES:

Management fee--Note 2(a)                                            6,557,372

Distribution and service fees--Note 2(b)                             6,863,122

Interest expense--Note 4                                                68,831

TOTAL EXPENSES                                                      13,489,325

INVESTMENT INCOME--NET                                              91,005,699
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                            (18,202,136)

Net unrealized appreciation (depreciation) on investments          (58,693,550)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (76,895,686)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                14,110,013

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                               ---------------------------------
                                                     1999                1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         91,005,699           59,847,911

Net realized gain (loss) on investments       (18,202,136)         (17,497,235)

Net unrealized appreciation (depreciation)

   on investments                             (58,693,550)         (62,388,806)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   14,110,013          (20,038,130)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (13,467,432)         (10,382,991)

Class B shares                                (57,065,809)         (35,300,767)

Class C shares                                (18,945,063)         (13,155,121)

Class R shares                                    (22,591)             (12,480)

TOTAL DIVIDENDS                               (89,500,895)         (58,851,359)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($)

Net proceeds from shares sold:

Class A shares                                129,666,728          127,961,825

Class B shares                                178,313,048          440,097,645

Class C shares                                 65,677,422          184,901,944

Class R shares                                    209,810                  --

Dividends reinvested:

Class A shares                                  6,252,511           6,262,565

Class B shares                                 15,659,923           9,117,590

Class C shares                                  5,791,684           3,905,817

Class R shares                                     13,585              12,480

Cost of shares redeemed:

Class A shares                               (165,607,547)        (40,179,581)

Class B shares                               (134,189,892)        (48,434,992)

Class C shares                                (89,350,304)        (33,282,236)

Class R shares                                       (10)                (10)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS           12,436,958          650,363,047

TOTAL INCREASE (DECREASE) IN NET ASSETS      (62,953,924)         571,473,558
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           902,858,002         331,384,444

END OF PERIOD                                 839,904,078         902,858,002

Undistributed investment income--net            2,504,477             999,673

SEE NOTES TO FINANCIAL STATEMENTS.



                                                     Year Ended December 31,
                                               ---------------------------------
                                                     1999                1998
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                    11,720,706           10,556,558

Shares issued for dividends reinvested            570,644              523,771

Shares redeemed                               (15,044,058)          (3,364,705)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (2,752,708)          7,715,624
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                    16,090,888           36,142,877

Shares issued for dividends reinvested          1,437,007              764,857

Shares redeemed                               (12,369,337)          (4,116,604)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   5,158,558           32,791,130
--------------------------------------------------------------------------------

CLASS C

Shares sold                                     5,912,749           15,092,226

Shares issued for dividends reinvested            530,024              327,575

Shares redeemed                                (8,200,482)          (2,814,091)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,757,709)          12,605,710
--------------------------------------------------------------------------------

CLASS R

Shares sold                                        18,989                  --

Shares issued for dividends reinvested              1,248               1,035

Shares redeemed                                        (1)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      20,236               1,035

(A)  DURING  THE  PERIOD  ENDED   DECEMBER  31,  1999,   6,007  CLASS  B  SHARES
     REPRESENTING $62,981 WERE AUTOMATICALLY CONVERTED TO 6,010 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                            CLASS A SHARES                         CLASS B SHARES
                                                         ----------------------               ----------------------------
                                                            Year Ended December 31,               Year Ended December 31,
                                                         ----------------------------           ----------------------------
                                                           1999     1998     1997(a)               1999    1998       1997(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      11.33    12.46    12.50                 11.33   12.46      12.50

Investment Operations:

Investment income-net                                      1.12     1.15      .71                  1.06    1.09        .66

Net realized and unrealized gain (loss)

   on investments                                          (.90)   (1.14)    (.04)                 (.89)  (1.14)      (.04)

Total from Investment Operations                            .22      .01      .67                   .17    (.05)       .62

Distributions:

Dividends from investment income-net                      (1.10)   (1.14)    (.71)                (1.05)   (1.08)     (.66)

Net asset value, end of period                            10.45    11.33    12.46                 10.45    11.33     12.46
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                       1.99     (.10)          9.16(c)         1.48     (.61)     8.57(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to

   average net assets                                       .95      .95     .95(c)                1.45     1.45     1.45(c)

Ratio of interest expense to

   average net assets                                       .01      .02     .08(c)                 .01      .02      .09(c)

Ratio of net investment income

   to average net assets                                  10.19     9.55    9.34(c)                9.70     9.02     8.73(c)

Portfolio Turnover Rate                                   40.79    45.34   28.83(d)               40.79    45.34    28.83(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period

   ($ x 1,000)                                          106,959  147,131  65,705                562,605  551,415  198,057

A  FROM MAY 30, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997.

B  EXCLUSIVE OF SALES CHARGE.

C  ANNUALIZED.

D  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                            CLASS C SHARES                         CLASS R SHARES
                                                         ----------------------               ----------------------------
                                                            Year Ended December 31,               Year Ended December 31,
                                                         ----------------------------           ----------------------------
                                                           1999     1998     1997(a)               1999    1998       1997(a)
------------------------------------------------------------------------------------------------------------------------------------


PER SHARE DATA ($):

Net asset value, beginning of period                      11.33    12.47    12.50                 11.32   12.45      12.50

Investment Operations:

Investment income-net                                      1.04     1.06      .65                  1.05    1.25        .81

Net realized and unrealized gain (loss)

   on investments                                          (.90)   (1.15)    (.03)                 (.80)   (1.21)     (.14)

Total from Investment Operations                            .14     (.09)     .62                   .25      .04       .67

Distributions:

Dividends from investment income-net                      (1.02)   (1.05)    (.65)                (1.13)   (1.17)     (.72)

Net asset value, end of period                            10.45    11.33    12.47                 10.44    11.32     12.45
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                       1.23     (.93)    8.47(c)               2.24      .14      9.26(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to

   average net assets                                      1.70     1.70     1.70(c)                .70      .70       .75(c)

Ratio of interest expense to

   average net assets                                       .01      .02     .09(c)                 .01      .03       .05(c)

Ratio of net investment income

   to average net assets                                   9.45     8.77    8.54(c)               10.65    10.41     10.08(c)

Portfolio Turnover Rate                                   40.79    45.34   28.83(d)               40.79    45.34     28.83(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period

   ($ x 1,000)                                          170,011  204,184  67,495                    329  127      127

A  FROM MAY 30, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997.

B  EXCLUSIVE OF SALES CHARGE.

C  ANNUALIZED.

D  NOT ANNUALIZED.

   SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term High Income Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series including the fund. The fund's investment objective is to provide high current income. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment manager. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, other than U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $35,475,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. If not applied, $8,327,000 of the carryover expires in fiscal 2006 and $27,148,000 expires in fiscal 2007.

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .70% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

(b) Distribution and service plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares pay annually up to
 . 25%  of  the value of the average daily net assets attributable to its Class A shares  to  compensate  the  Distributor  and  Dreyfus  Service  Corporation, an
affiliate   of  the  Manager,  for  shareholder  servicing  activities  and  the
Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B and Class C shares pay the Distributor for distributing the fund' s Class B and Class C shares at an aggregate annual rate of .50% and .75% of the value of the average daily net assets of Class B and Class C shares, respectively. Class B and Class C shares are also subject to a Service Plan adopted pursuant to Rule 12b-1, under which Class B and Class C shares pay Dreyfus Service Corporation or the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no distribution or service fee. During the period ended December 31, 1999, Class A, Class B and Class C shares were charged $335,061, $2,994,350 and $1,527,402, respectively pursuant to the Plan and Class B and Class C shares were charged $1,497,175 and $509,134 respectively, pursuant to the Service Plan.

Under its terms, the Plan and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Service Plan.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1999, amounted to $363,864,190 and $369,580,417, respectively.

At December 31, 1999, accumulated net unrealized depreciation on investments was
$123,561,957,   consisting  of  $3,302,526  gross  unrealized  appreciation  and
$126,864,483 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Lines of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 1999 was approximately $1,281,700 with a related weighted average annualized interest rate of 5.37%.

NOTE 5--Subsequent Event:

In June 1999, Worldport Communications ("Worldport") a security in the fund's portfolio was not redeemed at it's maturity date. Consequently, interest accrual ceased at that point due to the financial status of Worldport. On January 19, 2000, the fund was able to redeem the security, and proceeds of $12.2 million was received. This represented $10 million par amount, $1.2 million of original interest accrued and an additional $1.0 million interest and penalties received that had not been accrued for on the fund's books and records as of December 31, 1999.


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders

The Dreyfus/Laurel Funds Trust:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Limited Term High Income Fund of The Dreyfus/Laurel Funds Trust, including the statement of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term High Income Fund of The Dreyfus/Laurel Funds Trust as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented herein, in conformity with generally accepted accounting principles.


New York, New York

February 9, 2000

                                                                        The Fund


IMPORTANT TAX INFORMATION (Unaudited)

The fund designates 5.52% of the ordinary dividends paid during the fiscal year ended December 31, 1999 as qualifying for the corporate dividends received deduction.




                        For More Information

                        Dreyfus Premier Limited Term
                        High Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  029AR9912



================================================================================


Dreyfus
Premier Managed
Income Fund

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            19   Financial Highlights

                            23   Notes to Financial Statements

                            28   Independent Auditors' Report

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                            Managed Income Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Managed Income Fund, covering the 12-month period from January 1, 1999 through December 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Arthur J. MacBride.

The past year was challenging for most fixed-income investors. Faster than expected economic growth in the U.S. and overseas fueled concerns that long-dormant inflationary pressures might re-emerge, potentially reducing the future value of bonds' interest and principal payments. These concerns prompted the Federal Reserve Board to raise key short-term interest rates three times during the summer and fall of 1999 in an attempt to prevent a reacceleration of inflation.

While U.S. Treasury and agency securities declined sharply in this environment during 1999, prices of higher yielding securities -- such as corporate bonds and mortgage-backed securities -- fell less severely. In an environment of robust economic growth, investors appeared more comfortable owning bonds that are influenced primarily by credit risk, and they avoided securities that are most affected by interest-rate risk.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier Managed Income Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000




DISCUSSION OF FUND PERFORMANCE

Arthur J. MacBride, Portfolio Manager

How did Dreyfus Premier Managed Income Fund perform relative to its benchmark?

For the 12-month period ended December 31, 1999, Dreyfus Premier Managed Income Fund produced a total return of -1.75% for Class A shares, -2.48% for Class B shares, -2.48% for Class C shares and -1.57% for Class R shares.(1) In comparison, the Lehman Brothers Aggregate Bond Index returned -0.82% for the same period.(2) As of December 31, 1999, the fund produced a distribution rate of 6.07% for Class A shares, 5.58% for Class B shares, 5.58% for Class C shares and 6.65% for Class R shares.(3)

The bond market in general produced weak total returns. In 1999, interest rates rose steadily -- and when that happens, bond prices fall. Total return, which equals changes in bond prices plus a bond's yield, is likely to be modest or negative in a rising interest-rate environment.

What is the fund's investment approach?

The fund invests at least 65% of total assets in United States government debt obligations, mortgage- and asset-backed securities and investment-grade corporate bonds. We do not attempt to match the sector percentages of any index, nor do we attempt to predict the direction of interest rates by substantially altering the portfolio's sensitivity to changes in rates. Instead, the heart of our investment process is selecting individual securities which possess a combination of superior fundamentals and attractive relative valuations.

What other factors influenced the fund's performance?

A modest percentage of the fund's assets were invested in high yield bonds, which did not perform up to expectations. However, our continuing emphasis on investment-grade corporate bonds and mortgage-backed securities was a positive factor in the fund' s relative performance. Throughout 1999, global economies recovered while the
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

U.S. economy continued to boom, providing a very strong credit platform for corporate bonds. Meanwhile, mortgages also performed well because prepayment risk diminished in the rising interest-rate environment. U.S. Treasuries, which had benefited from a flight to quality in 1998, gave back those gains in 1999, as investors sought higher yields offered elsewhere.

During the year, the non-Treasury bond market was impacted by Y2K fears. Companies accelerated their new issue calendars to the late spring and summer to avoid having to access the financial markets later in the year, when they feared liquidity might be a problem. This excess supply caused bonds to slightly underperform during the middle of the year, but the situation reversed itself in the fall, as excess issuance was absorbed. In the end, the overall effect of Y2K turned out to be minor.

Of much more concern was the impact that the direction of interest rates would have on bond prices. Gross domestic product grew by more than 4% in 1999 -- normally considered too fast to avoid inflation. As a result, the Federal Reserve Board raised short-term interest rates three times in an attempt to slow the U.S. economy. Yet despite the U.S. economy's strength, significant inflation had not materialized. Although 1999's Consumer Price Index rose faster than the year before, inflation is still under 3%. This good news on inflation is due to productivity improvements brought on by technology, price competition from free international trade, global deregulation and other factors. As of December 31, 1999, the big question facing the bond market was whether interest rates would have to rise further, given the economy's strength and productivity.

What is the fund's current strategy?

In an environment of strong economic growth and upward pressure on interest rates, the fund's strategy is a continuing emphasis on corporate bonds. Examples of our broadly diversified portfolio include such strong corporate performers as Lehman Brothers Holdings, a brokerage firm profiting from the strong global markets; United International Holding, a European cable company operating in Europe's improving economy; and Nextel Communications, which is at the forefront of the wireless communication industry. We also plan to maintain significant weighting to mortgage securities, which provide higher yields than U.S. Treasury bonds

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     (2) SOURCE: LEHMAN BROTHERS --THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS. REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

     (3) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD DIVIDED BY THE NET ASSET VALUE PER SHARE IN THE CASE OF CLASS A SHARES, OR THE MAXIMUM OFFERING PRICE PER SHARE IN THE CASE OF CLASS B, CLASS C, AND CLASS R SHARES AT THE END OF THE PERIOD.

                                                                        The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Managed Income Fund Class A shares and the Lehman Brothers Aggregate Bond Index

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER MANAGED INCOME FUND ON 12/31/89 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C AND CLASS R SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

DREYFUS PREMIER MANAGED INCOME FUND SEEKS HIGH CURRENT INCOME CONSISTENT WITH WHAT IS BELIEVED TO BE PRUDENT RISK OF CAPITAL PRIMARILY THROUGH INVESTMENTS IN INVESTMENT-GRADE CORPORATE AND U.S. GOVERNMENT OBLIGATIONS AND IN OBLIGATIONS HAVING MATURITIES OF 10 YEARS OR LESS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 12/31/99

                                                           Inception                                                       From
                                                             Date           1 Year         5 Years        10 Years      Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (4.5%)                                     8/1/79         (6.18)%         5.56%           6.59%           --
WITHOUT SALES CHARGE                                         8/1/79         (1.75)%         6.54%           7.08%           --

CLASS B SHARES
WITH REDEMPTION((+))                                       12/19/94         (6.18)%         5.42%            --            5.44%
WITHOUT REDEMPTION                                         12/19/94         (2.48)%         5.74%            --            5.60%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                    12/19/94         (3.40)%         5.74%            --            5.61%
WITHOUT REDEMPTION                                         12/19/94         (2.48)%         5.74%            --            5.61%

CLASS R SHARES                                               2/1/93         (1.57)%         6.79%            --            5.92%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS
A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                        The Fund


STATEMENT OF INVESTMENTS

December 31, 1999
                                                                                                   Principal
BONDS AND NOTES--98.8%                                                                             Amount($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE AND AVIATION--.9%

Compass Aerospace,

   Sr. Sub. Notes, 10.125%, 2005                                                                635,000  (a)             352,425

United Technologies,

   Deb., 7.5%, 2029                                                                             480,000                  471,222

                                                                                                                         823,647

ASSET-BACKED SECURITIES--12.3%

Case Equipment Loan Trust,

   Ser. 1998-C, Cl. A-4, 5.61%, 2005                                                            251,000  (b)             244,054

Discover Card Master Trust I,

   Ser. 1999-4, Cl. A, 5.65%, 2004                                                              262,000  (b)             254,985

Distribution Financial Services Trust:

   Ser. 1999-1, Cl. A-5, 5.97%, 2013                                                          1,349,000  (b)           1,302,839

   Ser. 1999-3, Cl. A-4, 6.65%, 2011                                                            186,000  (b)             184,140

EQCC Home Equity Loan Trust:

   Ser. 1999-1, Cl. A-3F, 5.9152%, 2024                                                         197,000  (b)             190,538

   Ser, 1999-3, Cl. A-3F, 7.067%, 2024                                                          426,000  (b)             423,121

First Security Auto Owner Trust,

   Ser. 1999-1, Cl. A-4, 5.74%, 2004                                                          1,041,000  (b)           1,009,791

Green Tree Financial,

   Ser. 1999-2, Cl. A-3, 6.08%, 2030                                                          1,071,000  (b)           1,018,119

MBNA Master Credit Card Trust:

   Ser. 1999-J, Cl. A, 7%, 2012                                                                 477,000  (b)             468,131

   Ser. 1999-I, Cl. A, 6.4%, 2005                                                             2,165,000  (b)           2,145,718

The Money Store Home Equity Trust:

   Ser, 1994-B, Cl. A-5, 8.025%, 2024                                                           310,000  (b)             313,681

   Ser. 1996-C, Cl. A-6, 7.69%, 2024                                                            637,000  (b)             631,643

   Ser. 1997-C, Cl. AF-7, 6.945%, 2039                                                        1,265,000  (b)           1,226,304

Newcourt Equipment Trust Securities,

   Ser. 1999-1, Cl. A-4, 7.18%, 2005                                                            607,000  (b)             609,229

Premier Auto Trust,

   Ser. 1999-1, Cl. A-4, 5.82%, 2003                                                            361,000  (b)             352,708

Sears Credit Account Master Trust,

   Ser. 1996-3, Cl. A, 7%, 2008                                                                 627,000  (b)             625,802

                                                                                                                      11,000,803

AUTOMOTIVE--2.1%

DaimlerChrysler,

   Notes, 7.2%, 2009                                                                            620,000                  609,762

Ford Motor,

   Notes, 7.45%, 2031                                                                           735,000                  708,694

Navistar International,

   Notes, 7%, 2003                                                                              550,000                  529,375

                                                                                                                       1,847,831


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--5.5%

BankBoston,

   Sr. Notes, 6.125%, 2002                                                                      689,000                  673,178

Chase Manhattan,

   Sub. Notes, 7%, 2009                                                                         320,000                  308,097

Citigroup,

   Sr. Notes, 5.8%, 2004                                                                        625,000                  594,729

First National Bank of Boston,

   Sub. Notes, 7.375%, 2006                                                                     758,000                  747,858

First Union,

   Notes, 6.95%, 2004                                                                           480,000                  471,971

National City,

   Sub. Notes, 5.75%, 2009                                                                      355,000                  311,701

National Westminster Bank,

   Sub. Notes, 7.375%, 2009                                                                     675,000                  660,265

U.S. Bank,

   Sub. Notes, 5.7%, 2008                                                                       630,000                  554,202

Wells Fargo,

   Notes, 6.625%, 2004                                                                          624,000                  610,912

                                                                                                                       4,932,913

BROADCASTING & MEDIA--4.4%

Adelphia Communications, Ser. B,

   Sr. Notes, 8.125%, 2003                                                                      500,000                  482,500

CSC Holdings,

   Sr. Notes, 7.875%, 2004                                                                      205,000                  202,950

Chancellor Media,

   Sr. Sub. Notes, 9.375%, 2004                                                                 400,000                  418,000

Charter Communications Holdings,

   Sr. Notes, 8.25%, 2007                                                                       360,000                  333,900

Comcast Cable Communications,

   Sr. Notes, 6.2%, 2008                                                                        210,000                  190,672

Mcleod USA,

   Sr. Notes, 9.25%, 2007                                                                       635,000                  637,381

Mediacom,

   Sr. Notes, 7.875%, 2011                                                                      500,000                  442,500

TCI Communications,

   Deb., 7.875%, 2026                                                                           275,000                  276,598

Time Warner,

   Sr. Notes, 6.625%, 2009                                                                      485,000                  413,982

United International Holdings, Ser. B,

   Sr. Secured Discount Notes, 0%, 2003                                                         910,000  (c)             586,950

                                                                                                                       3,985,433

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CHEMICALS--1.3%

Dow Chemical,

   Deb., 7.375%, 2029                                                                           165,000                  158,327

duPont (E.I.) de Nemours,

   Notes, 6.75%, 2004                                                                           218,000                  215,281

Lyondell Chemicals,

   Notes, 9.625%, 2007                                                                          405,000                  416,138

Rohm & Haas,

   Deb., 7.85%, 2029                                                                            400,000                  403,163

                                                                                                                       1,192,909

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--4.7%

COMM,

   Ser. 1999-1, Cl. A-2, 6.455%, 2008                                                         1,455,000  (b)           1,351,353

CS First Boston Mortgage Securities:

   Ser. 1998-C2, Cl. A-1, 5.96%, 2007                                                           873,227  (b)             830,111

   Ser. 1999-C1, Cl. A-2, 7.29%, 2009                                                           402,000  (b)             394,943

First Union-Lehman Brothers-Bank of America

  Commercial Mortgage Trust,

   Ser. 1998-C2, Cl. A-2, 6.56%, 2008                                                           387,000  (b)             366,138

First Union National Bank Commercial Mortgage,

   Ser. 1999-C4, Cl. A-2, 7.39%, 2009                                                           202,000  (b)             200,264

Morgan Stanley Capital I,

   Ser. 1998-WFI, Cl. A-2, 6.55%, 2007                                                          381,000  (b)             361,857

Nationslink Funding,

   Ser. 1998-2, Cl. A-1, 6%, 2007                                                               742,935  (b)             704,726

                                                                                                                       4,209,392

CONSUMER--2.1%

ICN Pharmaceuticals, Ser. B,

   Sr. Notes, 9.25%, 2005                                                                       470,000                  465,300

KinderCare Learning Centers,

   Sr. Sub. Notes, 9.5%, 2009                                                                   325,000                  318,500

Procter & Gamble,

   Deb., 6.875%, 2009                                                                           215,000                  210,608

Rayovac, Ser. B,

   Sr. Sub. Notes, 10.25%, 2006                                                                 195,000                  199,875

Royal Caribbean Cruises,

   Sr. Notes, 7.5%, 2027                                                                        430,000                  387,603

Standard Commercial,

   Sr. Notes, 8.875%, 2005                                                                      380,000                  299,250

                                                                                                                       1,881,136


                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                    Amount($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY--2.5%

Coastal,

   Notes, 6.2%, 2004                                                                            985,000                  940,188

Conoco,

   Sr. Notes, 5.9%, 2004                                                                        606,000                  578,343

Ocean Energy,

   Notes, 8.875%, 2007                                                                          420,000                  417,900

Williams,

   Notes, 6.2%, 2002                                                                            280,000                  273,205

                                                                                                                       2,209,636

ENVIRONMENTAL--.4%

Allied Waste North America,

   Sr. Notes, 7.375%, 2004                                                                      378,000                  350,595

FINANCIAL SERVICES--5.2%

Associates Corp. of North America,

   Sr. Notes, 5.8%, 2004                                                                        860,000                  815,371

Donaldson, Lufkin, Jenrette,

   Sr. Notes, 5.875%, 2002                                                                      750,000                  728,397

Ford Motor Credit,

   Notes, 7.375%, 2009                                                                          398,000                  393,710

GS Escrow,

   Sr. Notes, 7%, 2003                                                                          425,000                  393,522

Goldman Sachs Group,

   Notes, 6.65%, 2009                                                                           465,000                  433,923

Lehman Brothers Holdings,

   Notes, 6.25%, 2003                                                                           685,000                  661,305

Morgan Stanley Dean Witter,

   Notes, 7.125%, 2003                                                                          550,000                  549,699

Paine Webber Group,

   Sr. Notes, 6.375%, 2004                                                                      715,000                  680,606

                                                                                                                       4,656,533

FOOD & BEVERAGES--1.6%

Nabisco,

   Notes, 6%, 2001                                                                              735,000                  725,949

Tricon Global Restaurants,

   Sr. Notes, 7.45%, 2005                                                                       685,000                  659,331

                                                                                                                       1,385,280

HEALTHCARE--.5%

Triad Hospitals Holdings,

   Notes, 11%, 2009                                                                             425,000                  442,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL--1.9%

Eagle-Picher Holdings,

   Sr. Discount Notes, 0%, 2003                                                                 600,000  (c)             277,500

Packaging Corp of America,

   Sr. Sub. Notes, 9.625%, 2009                                                                 155,000                  159,069

SCG Holding & Semiconductor,

   Sr. Sub. Notes, 12%, 2009                                                                    425,000  (a)             453,688

Textron,

   Notes, 6.375%, 2004                                                                          860,000                  830,345

                                                                                                                       1,720,602

METALS--.2%

U.S. Can, Ser. B,

   Sr. Sub. Notes, 10.125%, 2006                                                                175,000                  179,375

REAL ESTATE INVESTMENT TRUSTS--.6%

AvalonBay Communities,

   Sr. Notes, 6.5%, 2003                                                                        305,000                  292,766

Spieker Properties Trust,

   Notes, 6.8%, 2004                                                                            265,000                  254,514

                                                                                                                         547,280

RETAIL--.8%

Federated Department Stores,

   Sr. Notes, 8.125%, 2002                                                                      125,000                  127,627

Wal-Mart Stores,

   Sr. Notes, 6.875%, 2009                                                                      640,000                  624,088

                                                                                                                         751,715

TECHNOLOGY--1.7%

DynCorp,

   Sr. Sub. Notes, 9.5%, 2007                                                                   405,000                  357,919

Electronic Data Systems,

   Notes, 6.85%, 2004                                                                           370,000                  365,495

Sun Microsystems,

   Sr. Notes, 7.5%, 2006                                                                        375,000                  377,013

Verio,

   Sr. Notes, 11.25%, 2008                                                                      435,000                  458,925

                                                                                                                       1,559,352

TELECOMMUNICATIONS--3.3%

Centennial Cellular,

   Sr. Sub. Notes, 10.75%, 2008                                                                 210,000                  225,750

Global Crossing Holdings,

   Sr. Notes, 9.125%, 2006                                                                      450,000  (a)             447,188

Logix Communications Enterprises,

   Sr. Notes, 12.25%, 2008                                                                      700,000                  507,500


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (CONTINUED)

MCI Worldcom,

   Sr. Notes, 6.95%, 2028                                                                       310,000                  283,586

NEXTLINK Communications,

   Sr. Notes, 10.75%, 2009                                                                      465,000                  480,113

Nextel Communications,

   Sr. Notes, 9.375%, 2009                                                                      730,000  (a)             719,050

Time Warner Telecommunications,

   Sr. Notes, 9.75%, 2008                                                                       305,000                  315,675

                                                                                                                       2,978,862

TRANSPORTATION--.6%

Burlington North Santa Fe,

   Deb., 6.75%, 2029                                                                            270,000                  235,583

Union Pacific,

   Notes, 7.25%, 2008                                                                           320,000                  310,223

                                                                                                                         545,806

UTILITIES--2.8%

Avon Energy Partners Holdings,

   Sr. Notes, 6.73%, 2002                                                                       950,000  (a)             933,486

CMS Panhandle Holdings,

   Sr. Notes, 6.125%, 2004                                                                      599,000                  567,297

National Rural Utilities,

   Coll. Trust Ctfs, 5.7%, 2010                                                                 790,000                  696,093

Niagara Mohawk Power,

   First Mortgage Bonds, 8%, 2004                                                               306,000                  310,081

                                                                                                                       2,506,957

FOREIGN--4.3%

Abbey National,

   Sub. Deb, 7.95%, 2029                                                                        378,000                  378,705

Canadian National Railway,

   Notes, 6.9%, 2028                                                                            370,000                  330,197

Diageo Capital,

   Notes, 6.625%, 2004                                                                          960,000                  940,287

Korea Development Bank,

   Bond, 7.375%, 2004                                                                           970,000                  953,498

Province of Quebec:

   Deb., 7.125%, 2024                                                                           165,000                  154,557

   Sr. Notes, 5.75%, 2009                                                                       795,000                  712,034

Republic of Korea,

   Note, 8.875%, 2008                                                                           325,000                  341,971

                                                                                                                       3,811,249

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENTS--3.2%

U.S. Treasury Bonds,

   7.25%, 8/15/2022                                                                           2,695,000  (b)           2,843,387

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--35.9%

Federal Home Loan Mortgage Corp.:

   6.5%, 5/1/2029-7/1/2029                                                                    6,426,016  (b)           6,065,385

   7%, 7/1/2029-9/1/2029                                                                      2,541,063                2,462,233

Federal National Mortgage Association:

   5.75%, 2003                                                                                  666,000                  647,166

   6.5%                                                                                      12,653,946  (d)          11,930,267

   7%, 7/1/2022-7/1/2023                                                                        587,597                  573,580

   7.5%                                                                                       5,957,168  (d)           5,893,843

   7.5%, 4/1/2005-10/1/2014                                                                     608,315                  612,041

Government National Mortgage Association I:

   6.5%, 1/15/2029-2/15/2029                                                                  1,923,862                1,807,219

   8%                                                                                         2,198,328  (d)           2,221,674

                                                                                                                      32,213,408

TOTAL BONDS AND NOTES

   (cost ($91,707,376)                                                                                                88,576,101
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--23.0%
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES

Associates Corp. of North America,

  4%, 1/3/2000

   (cost $20,597,000)                                                                        20,597,000  20,597,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $112,304,376)                                                            121.8%              109,173,101

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (21.8%)             (19,547,123)

NET ASSETS                                                                                       100.0%               89,625,978

     A    SECURITIES EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES
          ACT OF 1933.  THESE  SECURITIES MAY BE RESOLD IN  TRANSACTIONS  EXEMPT
          FROM  REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS.  AT
          DECEMBER 31,1999,  THESE SECURITIES  AMOUNTED TO $2,905,837 OR 3.2% OF
          NET ASSETS.

     B    SECURITIES  HELD IN WHOLE OR IN PART BY THE  CUSTODIAN IN A SEGREGATED
          ACCOUNT AS COLLATERAL FOR SECURITIES PURCHASED ON A FORWARD COMMITMENT
          BASIS.

     C    ZERO  COUPON  UNTIL  YEAR  AT  WHICH  TIME  A  STATED  COUPON  BECOMES
          EFFECTIVE.

     D    PURCHASED ON A FORWARD COMMITMENT BASIS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           112,304,376   109,173,101

Cash                                                                    216,215

Interest receivable                                                   1,073,024

Receivable for shares of Beneficial Interest subscribed                   9,033

                                                                    110,471,373
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            79,537

Due to Distributor                                                        4,614

Payable for investment securities purchased                          20,356,858

Payable for shares of Beneficial Interest redeemed                      404,386

                                                                     20,845,395
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       89,625,978
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     104,204,587

Accumulated undistributed investment income--net                         11,282

Accumulated net realized gain (loss) on investments                 (11,458,616)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 3                                            (3,131,275

NET ASSETS ($)                                                       89,625,978

NET ASSET VALUE PER SHARE

                                                            Class A      Class B       Class C        Class R
---------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                           60,755,407    15,905,315     3,694,946      9,270,310

Shares Outstanding                                        6,082,423     1,592,546       369,606        928,857
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                  9.99          9.99         10.00           9.98


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,989,176

EXPENSES:

Management fee--Note 2(a)                                              683,834

Distribution and service fees--Note 2(b)                               381,025

Loan commitment fees--Note 4                                               839

TOTAL EXPENSES                                                       1,065,698

INVESTMENT INCOME--NET                                               5,923,478
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                             (5,146,935)

Net unrealized appreciation (depreciation) on investments           (2,712,897)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (7,859,832)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (1,936,354)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                               ---------------------------------
                                                     1999              1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,923,478         6,350,123

Net realized gain (loss) on investments        (5,146,935)        1,022,323

Net unrealized appreciation (depreciation)

   on investments                              (2,712,897)       (2,710,587)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING

   FROM OPERATIONS                             (1,936,354)        4,661,859
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (4,065,094)       (4,912,986)

Class B shares                                   (890,296)         (615,010)

Class C shares                                   (262,662)         (146,175)

Class R shares                                   (622,919)         (787,520)

TOTAL DIVIDENDS                                (5,840,971)       (6,461,691)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  5,871,958         9,151,854

Class B shares                                  8,678,168        12,907,066

Class C shares                                  2,251,472         5,118,598

Class R shares                                  2,530,647        10,863,405

Dividends reinvested:

Class A shares                                  3,144,076         3,841,225

Class B shares                                    399,234           301,251

Class C shares                                     48,577            30,245

Class R shares                                    559,559           668,194

Cost of shares redeemed:

Class A shares                                (14,888,410)      (12,634,036)

Class B shares                                 (8,181,002)       (3,590,805)

Class C shares                                 (3,580,979)         (732,720)

Class R shares                                 (3,732,725)      (11,633,078)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS            (6,899,425)       14,291,199

TOTAL INCREASE (DECREASE) IN NET ASSETS       (14,676,750)       12,491,367
--------------------------------------------------------------------------------

NET ASSETS:

Beginning of Period                           104,302,728        91,811,361

END OF PERIOD                                  89,625,978       104,302,728

Undistributed investment income

   (distributions in excess of
    investment income)--net                        11,282          (71,225)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended December 31,
                                               ---------------------------------
                                                     1999              1998
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                       563,004           831,761

Shares issued for dividends reinvested            303,602           349,834

Shares redeemed                                (1,433,912)       (1,150,108)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (567,306)           31,487
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       832,744         1,184,201

Shares issued for dividends reinvested             38,617            27,508

Shares redeemed                                 (788,447)          (328,343)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      82,914           883,366
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       214,283           469,333

Shares issued for dividends reinvested              4,697             2,760

Shares redeemed                                  (345,558)          (67,335)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (126,578)          404,758
--------------------------------------------------------------------------------

CLASS R

Shares sold                                       242,029           995,589

Shares issued for dividends reinvested             54,093            60,836

Shares redeemed                                  (357,508)       (1,068,058)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (61,386)          (11,633)

A DURING THE PERIOD ENDED DECEMBER 31, 1999, 3,908 CLASS B SHARES REPRESENTING $39,354 WERE AUTOMATICALLY CONVERTED TO 3,908 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period , assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                             Year Ended December 31,
                                                                  --------------------------------------------
CLASS A SHARES                                                   1999      1998      1997      1996       1995
---------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.81     11.01     10.73     11.08      10.12

Investment Operations:

Investment income--net                                            .64       .73       .73       .69        .75

Net realized and unrealized gain (loss)

   on investments                                                (.82)     (.19)      .27      (.35)       .96

Total from Investment Operations                                 (.18)      .54      1.00       .34       1.71

Distributions:

Dividends from investment income--net                            (.64)     (.74)     (.72)     (.69)      (.75)

Net asset value, end of period                                   9.99     10.81     11.01     10.73      11.08
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                            (1.75)     4.90      9.80      3.42      17.32
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .95       .95       .95       .95       .95

Ratio of net investment income

   to average net assets                                         6.21      6.62      6.74      6.48      7.08

Portfolio Turnover Rate                                        309.42    238.95    244.44    251.66    236.10
---------------------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ X 1,000)                          60,755    71,902    72,878    77,305    80,782

A  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                             Year Ended December 31,
                                                                  --------------------------------------------
CLASS B SHARES                                                   1999      1998      1997      1996          1995
---------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            10.81      11.01    10.73     11.08     10.12

Investment Operations:

Investment income--net                                            .57       .64       .65       .61       .67

Net realized and unrealized gain (loss)

   on investments                                                (.83)     (.19)      .27      (.35)      .96

Total from Investment Operations                                 (.26)      .45       .92       .26      1.63

Distributions:

Dividends from investment income--net                            (.56)     (.65)     (.64)     (.61)     (.67)

Net asset value, end of period                                   9.99     10.81     11.01     10.73     11.08
---------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                            (2.48)     4.10      8.97      2.54     16.55
---------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.70      1.70      1.70      1.70      1.69

Ratio of net investment income

   to average net assets                                         5.44      5.81      5.98      5.77      6.41

Portfolio Turnover Rate                                        309.42    238.95    244.44    251.66    236.10
---------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          15,905    16,325     6,896     4,973     2,236

A   EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                                          Year Ended December 31,
                                                                  --------------------------------------------
CLASS C SHARES                                                   1999     1998     1997     1996      1995
------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.82    11.02    10.73    11.08     10.12

Investment Operations:

Investment income--net                                            .57      .64      .64      .61       .67

Net realized and unrealized gain (loss)

   on investments                                                (.83)    (.19)     .29     (.35)      .96

Total from Investment Operations                                 (.26)     .45      .93      .26      1.63

Distributions:

Dividends from investment income--net                            (.56)    (.65)    (.64)    (.61)     (.67)

Net asset value, end of period                                  10.00    10.82    11.02    10.73     11.08
---------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                            (2.48)    4.17     8.96     2.49     16.54
---------------------------------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.70     1.69     1.70     1.68     1.66

Ratio of net investment income

   to average net assets                                         5.46     5.74     5.95     5.69     6.03

Portfolio Turnover Rate                                        309.42   238.95   244.44   251.66   236.10
----------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                           3,695    5,369    1,007     420        67

A  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                Year Ended December 31,
                                                                     --------------------------------------------
CLASS R SHARES                                                   1999       1998        1997        1996        1995
--------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.81      11.01       10.73       11.08       10.12

Investment Operations:

Investment income--net                                            .67        .74        .76          .72         .78

Net realized and unrealized gain (loss)

   on investments                                                (.84)      (.17)       .27         (.35)        .96

Total from Investment Operations                                 (.17)       .57       1.03          .37        1.74

Distributions:

Dividends from investment income--net                            (.66)      (.77)      (.75)       (.72)        (.78)

Net asset value, end of period                                   9.98      10.81      11.01       10.73        11.08
--------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                            (1.57)      5.26       9.97        3.58        17.71
---------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .70        .70        .70         .70          .70

Ratio of net investment income

   to average net assets                                         6.45       6.77       6.99        6.74         7.31

Portfolio Turnover Rate                                        309.42     238.95     244.44      251.66       236.10
--------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                           9,270     10,707     11,031        12,567     11,532

A  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Managed Income Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund's investment objective is to seek high current income consistent with what is believed to be prudent risk of capital primarily through investments in investment-grade corporate and U.S. Government obligations and in obligations having maturities of 10 years or less. The Dreyfus Corporation (the "Manager") serves as the fund's investment manager. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B and Class C shares bear a distribution and service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates market value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $10,733,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. If not applied, $4,554,000 of the carryover expires in fiscal 2002, $539,000 expires in fiscal 2003, $1,207,000 expires in fiscal 2004 and $4,433,000 expires in fiscal 2007.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .70% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested trustees (including counsel fees). Each trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . These fees pertain to the Dreyfus/Laurel Funds and are charged and allocated to each series based on net assets. In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. Amounts required to be paid by the Trust directly to the non-interested trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested trustees.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $1,125 during the period ended December 31, 1999, from commissions earned on sales of the fund's shares.

(b) Distribution and Service Plan: Under the Distribution plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to
 . 25%  of  the value of its average daily net assets attributable to its Class A shares  to  compensate  the  Distributor  and  Dreyfus  Service  Corporation, an
affiliate   of  the  Manager,  for  shareholder  servicing  activities  and  the
Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the fund may pay the Distributor for distributing the fund's Class B and Class C shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a Service Plan adopted pursuant to Rule 12b-1, under which the fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of

 .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no distribution fee or service fee. During the period ended December 31, 1999, Class A, Class B and Class C shares were charged $166,005, $124,609 and $36,656 respectively, pursuant to the Plan and Class B and Class C shares were charged $41,536 and $12,219, respectively, pursuant to the Service Plan.

Under its terms, the Plan and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended December 31, 1999, amounted to $299,555,436 and $305,938,872, respectively.

At December 31, 1999, accumulated net unrealized depreciation on investments was $3,131,275, consisting of $136,930 gross unrealized appreciation and $3,268,205 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1999, the fund did not borrow under the Facility.

                                                                        The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders

The Dreyfus/Laurel Funds Trust:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Managed Income Fund of The Dreyfus/Laurel Funds Trust, including the statement of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Managed Income Fund of The Dreyfus/Laurel Funds Trust as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


New York, New York

February 9, 2000



                        For More Information

                        Dreyfus Premier Managed Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  349AR9912



================================================================================